UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 6, 2020

NOBLE HOLDING CORPORATION plc

(Exact name of registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

13135 Dairy Ashford, Suite 800 Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (281) 276-6100

Noble Corporation plc

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Shares, Nominal Value $0.01 per Share	NEBLQ*	*

*       On July 31, 2020, the New York Stock Exchange suspended trading in the ordinary shares at the market opening. Since August 4, 2020, the ordinary shares have been quoted on the OTC Pink Open Market under the symbol “NEBLQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously reported, on July 31, 2020, Noble Corporation plc (the “Company,” “we,” “us” or “our”) and certain of its subsidiaries (the “Debtors”) commenced voluntary cases under chapter 11 of title 11 of the United States Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).

Also as previously reported, on July 31, 2020, the Debtors entered into a Restructuring Support Agreement (together with all exhibits and schedules thereto, the “Restructuring Support Agreement”) with the Consenting Creditors (as defined in the Restructuring Support Agreement).

On November 6, 2020, in connection with the Restructuring (as defined in the Restructuring Support Agreement) and to allow the ultimate parent company that emerges from the Chapter 11 Cases to use the “Noble Corporation plc” name, the Company changed its name to Noble Holding Corporation plc. The name change did not affect the Company’s trading symbol. A copy of the related press release is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

* * * * *

Cautionary Information Regarding Trading in the Company’s Securities

The Company cautions that trading in our securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of our securities in the Chapter 11 Cases. The Company expects that, other than the possibility of the issuance of very speculative warrants as contemplated by the Restructuring Support Agreement, our equity holders will experience a complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the US Securities Act of 1933, as amended, and Section 21E of the US Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this report or in the documents incorporated by reference, including those regarding the effect, impact, potential duration and other implications of the Chapter 11 Cases, the global novel strain of coronavirus (“COVID-19”) pandemic, and agreements regarding production levels among members of the Organization of Petroleum Exporting Countries and other oil and gas producing nations (“OPEC+”), and any expectations we may have with respect thereto, and those regarding rig demand, the offshore drilling market, oil prices, contract backlog, fleet status, our future financial position, business strategy, impairments, repayment of debt, credit ratings, liquidity, borrowings under our credit facility or other instruments, sources of funds, future capital expenditures, contract commitments, dayrates, contract commencements, extension or renewals, contract tenders, the outcome of the Paragon Offshore litigation (if the previously disclosed Settlement Agreement is not approved by the Bankruptcy Court), or any other dispute, litigation, audit or investigation, plans and objectives of management for future operations, foreign currency requirements, results of joint ventures, indemnity and other contract claims, reactivation, refurbishment, conversion and upgrade of rigs, industry conditions, access to financing, impact of competition, governmental regulations and permitting, availability of labor, worldwide economic conditions, taxes and tax rates, indebtedness covenant compliance, dividends and distributable reserves, timing or results of acquisitions or dispositions, and timing for compliance with any new regulations are forward-looking statements. When used in this report, or in the documents incorporated by reference, the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “should,” “shall” and “will” and similar expressions are intended to be among the statements that identify forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to be correct. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and we undertake no obligation to revise or update any forward-looking statement for any reason, except as required by law. We have identified factors, including, but not limited to, whether the conditions to the effectiveness of the Settlement Agreement will be satisfied or waived, risks and uncertainties relating to the Chapter 11 Cases (including but not limited to our ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and its various constituents, the impact of Bankruptcy Court rulings in the Chapter 11 Cases, our ability to develop and implement a plan of reorganization that will be approved by the Bankruptcy Court and the ultimate outcome of the Chapter 11 Cases in general, the length of time we will operate under the Chapter 11 Cases, attendant risks associated with restrictions on our ability to pursue our business strategies, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on our liquidity, the potential cancellation of our ordinary shares in the Chapter 11 Cases, the potential material adverse effect of claims that are not discharged in the Chapter 11 Cases, uncertainty regarding our ability to retain key personnel and uncertainty and continuing risks associated with our ability to achieve our stated goals and continue as a going concern), the effects of public health threats, pandemics and epidemics, such as the recent and ongoing outbreak of COVID-19, and the adverse impact thereof on our business, financial condition and results of operations (including but not limited to our growth, operating costs, supply chain, availability of labor, logistical capabilities, customer demand for our services and industry demand generally, our liquidity, the price of our securities and trading markets with respect thereto, our ability to access capital markets, and the global economy and financial markets generally), the effects of actions by, or disputes among OPEC+ members with respect to production levels or other matters related to the price of oil, market conditions, factors affecting the level of activity in the oil and gas industry, supply and demand of drilling rigs, factors affecting the duration of contracts, the actual amount of downtime, factors that reduce applicable dayrates, operating hazards and delays, risks associated with operations outside the US, actions by regulatory authorities, credit rating agencies, customers, joint venture partners, contractors, lenders and other third parties, legislation and regulations affecting drilling operations, compliance with regulatory requirements, violations of anti-corruption laws, shipyard risk and timing, delays in mobilization of rigs, hurricanes and other weather conditions, and the future price of oil and gas, that could cause actual plans or results to differ materially from those included in any forward-looking statements. These factors include those referenced or described in Part I, Item 1A. “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2019, in Part II, Item 1A. “Risk Factors” of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, in Part II, Item 1A. “Risk Factors” of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, in Part II, Item 1A. “Risk Factors” of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, and in our other filings with the SEC. We cannot control such risk factors and other uncertainties, and in many cases, we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. You should consider these risks and uncertainties when you are evaluating us.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press Release issued by Noble Corporation plc, dated November 6, 2020.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2020

NOBLE HOLDING CORPORATION plc

By:	/s/ William E. Turcotte
Name:	William E. Turcotte
Title:	Senior Vice President, General Counsel and Corporate Secretary

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